UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

SCHLUMBERGER N.V.

(SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas U.S.A. 77056

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

Schlumberger Limited (the “Company”) is filing this amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 19, 2019 (the “Initial 8-K,” and such amendment, the “Amendment”), in order to correct an error in the Company’s second-quarter 2019 earnings release that was furnished as Exhibit 99 to the Initial 8-K. The text of the fifth paragraph of the section entitled “Cameron,” which previously read “Shell Global Solutions awarded Schlumberger a contract for the provision of the OneSubsea wet compression concept to increase gas recovery in the Ormen Lange Field in the Norwegian North Sea. Two subsea compression stations will be installed 120 km from shore at a water depth of 850 m.,” is now replaced with the following text: “A/S Norske Shell has selected a wet gas compression concept by OneSubsea as the preferred concept to increase gas recovery in the Ormen Lange Field in the Norwegian Sea. The plan is to install two subsea compression stations at 850 m of water depth 120 km from shore powered with grid electricity via the Nyhamna gas plant.”

Item 2.02	Results of Operations and Financial Condition.

A corrected version of the Company’s second-quarter 2019 earnings release furnished as Exhibit 99 hereto, which is incorporated by reference into this Item 2.02, was posted on the Company’s internet website on July 24, 2019 (http://www.slb.com/news/press_releases.aspx and http://investorcenter.slb.com/phoenix.zhtml?c=97513&p=irol-quarterlyresults&nyo=0).

In accordance with General Instructions B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibit listed below is furnished pursuant to Item 9.01 of this Form 8-K.

99	Second-quarter 2019 earnings release (as corrected).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: July 24, 2019